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                                                                   EXHIBIT 10.37

                      JOINDER TO INTERCREDITOR AGREEMENT

     THIS JOINDER TO INTERCREDITOR AGREEMENT (this "Joinder"), dated as of December 24, 1996, made by NATIONAL BANK OF CANADA, a federal bank chartered in Canada (the "New Lender"), in favor of SUNTRUST BANK, ATLANTA, a Georgia banking corporation ("SunTrust"), and BARCLAYS BANK PLC, an English banking corporation (together with all of its relevant local affiliates, "Barclays"), in their various individual and agency capacities (collectively, the "Existing Lenders")

                                  WITNESSETH:
                                  ----------

     WHEREAS, the Existing Lenders, SouthTrust Bank of Georgia, N.A. ("SouthTrust") and National City Bank, Kentucky ("NCB"), have made various credit facilities in favor of, Law Companies Group, Inc., a Georgia corporation (the "Company"), and certain of its Subsidiaries (together with the Company, the "Borrowers"), and to evidence their agreement as to certain intercreditor matters relating to such credit facilities in favor of the Borrowers, the Existing Lenders, SouthTrust and NCB entered into that certain Intercreditor Agreement, dated as of October 11, 1995 (as amended, restated, supplemented or otherwise modified from time to time, the "Intercreditor Agreement"; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Intercreditor Agreement);

     WHEREAS, each of NCB and SouthTrust desires to assign to New Lender, and New Lender desires to accept assignment of and assume, 100% of its right, title and interest in and to its Revolving Credit A Commitment established in favor the Company and all other Obligations (as defined in the Credit Agreement) owed by the Company to NCB and SouthTrust, respectively, to the New Lender;

     WHEREAS, pursuant to Section 11.1 of the Intercreditor Agreement, NCB and SouthTrust may not assign or otherwise transfer any of their respective rights with respect to the Intercreditor Agreement or any of the Obligations owed to NCB or SouthTrust, and may not transfer or have assumed its commitment under the Credit Agreement, unless the Existing Lenders consent in writing;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the New Lender agrees that it shall be and become a Bank for all purposes of the Intercreditor Agreement and shall be fully liable thereunder as a Bank to the Existing Lenders to the same extent and with the same effect as though the New Lender had been one of the Banks originally executing and delivering the Intercreditor Agreement. All references in the Intercreditor Agreement to "Banks" or any "Banks" shall be deemed to include and to refer to the
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New Lender. This Joinder shall be governed by and construed in accordance with the laws of the State of Georgia, and all actions directly or indirectly arising out of this Joinder shall be commenced in and resolved by the courts of the State of Georgia.

     By their signatures below, the Existing Lenders hereby consent to the assignment and transfer by NCB and of all of their respective rights and obligations with respect to the Intercreditor Agreement and all Obligations owed thereto, and to the assignment, transfer and assumption of their respective commitments under the Credit Agreement, by the New Lender and acknowledge that NCB and South Trust are no longer parties to the Intercreditor Agreement.

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          IN WITNESS WHEREOF, the New Lender has caused this Joinder to be duly executed and delivered by its duly authorized officer as of the date first above written.

Address for Notices:                         NEW LENDER:
-------------------                          ----------

200 Galleria Parkway, N.W.                   NATIONAL BANK OF CANADA
Atlanta, Georgia
Attn: Mr. Bill Benning


                                             By: /s/ William L. Benning
                                                -----------------------
                                             Title: V.P.
                                                   --------------------

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            [Signature Page to Joinder to Intercreditor Agreement]


Acknowledged and agreed:

SUNTRUST BANK, ATLANTA

By: /s/ J. Christopher Deisley
    ---------------------------
    J. Christopher Deisley
    First Vice President

By: /s/ Dennis H. James Jr.
    ---------------------------
    Title: AVP

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            [Signature Page to Joinder to Intercreditor Agreement]




BARCLAYS BANK, PLC

By: /s/ Terry Bond
   --------------------------------
   Title: LENDING SERVICES DIRECTOR

                                      -6-
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            [SIGNATURE PAGE TO JOINDER TO INTERCREDITOR AGREEMENT]




LAW COMPANIES GROUP, INC.

BY: /s/ Bruce C. Coles
    --------------------
    Title: Chairman, CEO

                                      -7-